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FORM 81                            UNITED STATES BANKRUPTCY COURT                                    VOLUNTARY PETITION
                                   CENTRAL DISTRICT OF CALIFORNIA
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
Name of Debtor (if individual, enter: Last, First, Middle):                  Name of Joint Debtor (Spouse)(Last, First, Middle):
  SCOOP, INC.
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All Other Names used by the Debtor in the last 6 years                       All Other Names used by the Joint Debtor in the last
  (include married, maiden, and trade names)                                   6 years. (include married, maiden, and trade names);
  KARLSSON-DEL REY COMMUNICATIONS, INC.;
  NEWSMAKERS
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Soc. Sec./Tax I.D. No. (if more than one, state all);                        Soc. Sec./Tax I.D. No. (if more than one, state all)
  33-0726608
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Street Address of Debtor (No. & Street, City, State & Zip Code);             Street Address of Joint Debtor (No. & Street, City,
  2540 RED HILL AVENUE                                                         State & Zip Code)
  SANTA ANA CA 92705
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County of Residence or of the                                                County of Residence or of the Principal Place of
Principal Place of Business: ORANGE                                            Business:
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Mailing Address of Debtor (if different from street address):                Mailing Address of Joint Debtor (if different from
                                                                               street address):

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Location of Principal Assets of Business Debtor
  (if different from street address above):
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                                  INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)
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VENUE (Check any applicable box)
/X/ Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
/ / There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
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      TYPE OF DEBTOR (check all boxes that apply)                              CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
/ / Individual(s)               / / Railroad                                          THE PETITION IS FILED (check one box)
/X/ Corporation                 / / Stockbroker
/ / Partnership                 / / Commodity Broker                         / / Chapter 7     /X/ Chapter 11    / / Chapter 13
/ / Other ___________                                                        / / Chapter 9     / / Chapter 12
                                                                             / / Sec. 304 - Case ancillary to foreign proceeding
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          NATURE OF DEBTS (Check one box)                                                   FILING FEE (Check one box)
/ / Consumer/Non-Business    /X/ Business                                    /X/ Full Filing Fee attached
    ------------------------------------                                     / / Filing Fee to be paid in installments
    CHAPTER 11 SMALL BUSINESS (check all boxes that apply)                       (Applicable to individuals only)
/ / Debtor is a small business as defined in 11 U.S.C. Section 101               Must attach signed application for the court's
/ / Debtor is and elects to be considered a small business under                 consideration certifying that the debtor is
    11 U.S.C. Section 1121(e)(optional)                                          unable to pay fee except in installments. Rule
                                                                                 1006(b). See Official Form No. 3.
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STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)
/X/ Debtor estimates that funds will be available for distribution to unsecured creditors.
/ / Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there be no funds available for distribution to unsecured creditors.
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                                  1-15            16-49            50-99            100-199       200-999
Estimated Number of Creditors     / /              / /              / /              / /           / /
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Estimated Assets
  $0 to    $50,001 to   $100,001 to   $500,001 to    $1,000,001 to    $10,000,001 to  $50,000,001 to
 $50,000    $100,000     $500,000     $1 million      $10 million       $50 million    $100 million
   / /         / /         / /           /X/              / /               / /             / /
        --------------------------------------------------------------------------------------------------      [STAMP]
Estimated Debts
  $0 to    $50,001 to   $100,001 to   $500,001 to    $1,000,001 to    $10,000,001 to  $50,000,001 to
 $50,000    $100,000     $500,000     $1 million      $10 million       $50 million    $100 million
   / /         / /         / /           / /              /X/               / /             / /
        --------------------------------------------------------------------------------------------------
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VOLUNTARY PETITION                                                        Name of Debtor(s):
(This page must be completed and filed in every case)                       SCOOP, INC.
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                      PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (if more than one, attach additional sheet)
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Location Where Filed:                                                     Case Number:                    Date Filed:
   NONE
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       PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER, OR AFFILIATE OF THIS DEBTOR (if more than one, attach additional sheet)
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Name of Debtor:                                                           Case Number:                    Date Filed:
   NONE
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District:                                                                 Relationship:                   Judge:

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                                                          SIGNATURES
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SIGNATURE(s) OF DEBTOR(s) (INDIVIDUAL/JOINT)                             SIGNATURE OF DEBTOR (CORPORATE/PARTNERSHIP)

I declare under penalty of perjury that the information                  I declare under penalty of perjury that the information
provided in this petition is true and correct.                           provided in this petition is true and correct and that I
[If petitioner is an individual whose debts are primarily                have been authorized to file this petition on behalf of
consumer debts and has chosen to file under chapter 7]                   the debtor.
I am aware that I may proceed under chapter 7,11,12 or 13 of
title 11, United State Code, understand the relief available             The debtor requests relief in accordance with the
under each such chapter, and choose to proceed under chapter 7.          chapter of title 11, United States Code, specified in
I request relief in accordance with the chapter of title 11,             this petition.
United States Code, specific in this petition.

X  NOT APPLICABLE                                                        X  /s/ Rand Bleimeister
   -------------------------------------------------                       --------------------------------------------
   Signature of Debtor                                                     Rand Bleimeister

X  NOT APPLICABLE                                                          RAND BLEIMEISTER
   -------------------------------------------------                       --------------------------------------------
   Signature of Joint Debtor                                               Print or Type Name of Authorized Individual

   -------------------------------------------------                       CEO & CHAIRMAN OF THE BOARD
   Telephone Number (If not represented by attorney)                       --------------------------------------------
                                                                           Title of Authorized Individual
   -------------------------------------------------
   Date                                                                       July 31, 1998
                                                                           --------------------------------------------
                                                                           Date
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               SIGNATURE OF ATTORNEY                                         SIGNATURE OF NON-ATTORNEY PETITION PREPARER

X  /s/ Robert E. Opera                                                    I certify that I am a bankruptcy petition preparer as
  ----------------------------------------------------                    defined in 11 U.S.C. Section 110, that I prepared this
  Robert E. Opera                                                         document for compensation, and that I have provided the
                                                                          debtor with a copy of this document.
  ROBERT E. OPERA, STATE BAR NO 101182
  ---------------------------------------------------                       NOT APPLICABLE
  Printed Name of Attorney for Debtor(s)                                    ---------------------------------------------------
                                                                            Printed Name of Bankruptcy Preparer
  LOBEL & OPERA
  ---------------------------------------------------
  Firm Name                                                                 ---------------------------------------------------
                                                                            Social Security Number
  19800 MACARTHUR BLVD STE 1100
  ---------------------------------------------------
  Address                                                                   ---------------------------------------------------
                                                                            Address
  IRVINE CA 92612
  ---------------------------------------------------
                                                                            ---------------------------------------------------
  ---------------------------------------------------

   (949) 476-7400                                                           ---------------------------------------------------
  ---------------------------------------------------                       Names and Social Security numbers of all other
  Telephone Number                                                          individuals who prepared or assisted in preparing
                                                                            this document:
  ---------------------------------------------------
  Date                                                                                 NOT APPLICABLE
  -------------------------------------------------------                   If more than one person prepared this document, attach
                      EXHIBIT A                                             additional signed sheets conforming to the appropriate
  (To be completed if debtor is required to file periodic                   official form for each person.
  reports (e.g., forms 10K and 10Q) with the Securities
  and Exchange Commission pursuant to Section 13 or 15(d)                 X
  or the Securities Exchange Act of 1934 and is requesting                  --------------------------------------------------
  relief under chapter 11)                                                  Signature of Bankruptcy Petition Preparer
/X/ Exhibit A is attached and made a part of this petition.
  -------------------------------------------------------                   --------------------------------------------------
                      EXHIBIT B                                             Date
         (To be completed if debtor is an individual
         whose debts are primarily consumer debts)                          A bankruptcy petition preparer's failure to comply
I, the attorney for the petitioner named in the foregoing                   with the provisions of title 11 and the Federal Rules
petition, declare that I have informed the petitioner that                  of Bankruptcy Procedure may result in fines or
[he or she] may proceed under chapter 7, 11, 12, or 13 of                   imprisonment or both. 11 U.S.C. Section 110; 18
title 11, United States Code, and have explained the relief                 U.S.C. Section 156.
available under such chapter.

X
  -------------------------------------------------------
  Robert E. Opera                               Date

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                       UNITED STATES BANKRUPTCY COURT
                       CENTRAL DISTRICT OF CALIFORNIA

In Re  Scoop. Inc.                                            Case No. ________
       33-0726608                                             Chapter 11

                     EXHIBIT "A" TO VOLUNTARY PETITION

1. If any of debtor's securities are registered under section 12 of the Securities and Exchange Act of 1934, the SEC file number is 000-22281.

2. The following financial data is the latest available information and refers to debtor's condition on July 31, 1998.

     a. Total assets                                  $       950,000.00
                                                       -------------------
     b. Total debts (including debts listed
        in 2.c., below)                               $     1,431,273.83
                                                       -------------------

                                                                    Approximate
                                                                    number of
                                                                    holders

     c. Debt securities held by more than 500 holders.

        secured / /  unsecured / /  subordinated / /  $       0.00            0
                                                       ------------  ----------

        secured / /  unsecured / /  subordinated / /  $       0.00            0
                                                       ------------  ----------

        secured / /  unsecured / /  subordinated / /  $       0.00            0
                                                       ------------  ----------

        secured / /  unsecured / /  subordinated / /  $       0.00            0
                                                       ------------  ----------

        secured / /  unsecured / /  subordinated / /  $       0.00            0
                                                       ------------  ----------

        Number of shares of preferred stock                      0            0
                                                       ------------  ----------

        Number of shares of common stock                 5,501,214        1,104
                                                       ------------  ----------

        Comments, if any:

3.  Brief description of debtor's business:
       MEDIA AND INTERNET SERVICE

4. List the name of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of debtor:
       KARL M. KARLSSON




Exhibit A- Page 1